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                                                                     Exhibit 4.1

NUMBER                                                                    SHARES


                   ORGANIZED UNDER THE LAWS OF THE STATE OF
                                   ILLINOIS


                               FALCONITE, INC.

                                 COMMON STOCK


        AUTHORIZED 50,000,000        SHARES OF $0.01    PAR VALUE EACH
                  ------------------           ---------


THIS CERTIFIES THAT SPECIMEN is the owner of ____________ Shares of the Capital Stock of the above named Corporation, fully paid, non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________ day of ____________ 19_____________


-------------------------------                        -------------------------
                   SECRETARY                                         PRESIDENT
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                                 CERTIFICATE


                                     FOR

                                    SHARES

                                      OF


                                  ISSUED TO

                                    DATED


        For Value Received, ____________ hereby sell, assign and transfer unto _____________________________________Shares of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

        Dated ___________ 19 ____

                In presence of

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER